Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2006

Revised to reflect realignment of organizational structure effective January 1, 2007

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 496 2600
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

i-iii
i. Basis of Presentation

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - YTD	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary of Investment Portfolio Information	9
c. Investment Portfolio Composition	10
d. Investment Portfolio: Investment Performance	11
e. Reinsurance Recoverable Analysis	12-13

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	14
b. Paid to Incurred Analysis by Segment	15
c. Segment Consecutive Quarters	16-17

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported	18
b. Diluted Book Value Per Common Share Analysis - As-If Converted Method	19
c. Diluted Book Value Per Common Share Analysis - Treasury Method	20

VI. Information related to Hurricanes Katrina, Rita and Wilma (“KRW”)	21

VII. Regulation G - Non GAAP Financial Measures	22

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•                     In January 2007, the Company announced a strategic reorganization of the AXIS Insurance segment to further strengthen its global operations. This reorganization reflects the management of AXIS Insurance along product areas rather than geographical location.  As a result, the Company’s segment reporting has been modified effective January 1, 2007 to reflect the reorganization of AXIS Insurance.  The data presented in this revised supplement has been updated to reflect the AXIS Insurance reorganization.  The Company will continue to report overall results based on its two operating segments: Insurance and Reinsurance.  The following pages have been revised: ii,iii,4,5,6,12,15 and 16.

•                     All financial information contained herein is unaudited, except for the consolidated balance sheets and statements of income relating to the years ended December 31, 2006, 2005 and 2004.

•                     Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

•                     Return on average common equity (“ROACE”) is calculated by dividing the net income available to common shareholders for the period by the average common shareholders’ equity determined using the shareholders’ equity balances at the beginning and the end of the period.

•                     The debt to capitalization ratio is calculated by dividing the company’s debt by the total capital. Total capital represents the sum of equity (common equity and preferred equity) plus debt.

•                     Annualized effective investment yield is calculated by dividing the investment income generated by the average balance of invested assets.

•                     NM—Not meaningful; NR—Not reported; NA—Not applicable

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties.  Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements.  These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.  A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission.  AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides worldwide coverage on property, marine, terrorism, aviation, political risk, professional, liability and accident & health lines of business.  These product lines are offered through wholesale brokers, retail brokers and managing general underwriters.

The property line of business provides physical damage and business interruption coverage for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Our marine line of business provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Our aviation line of business includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

The political risk line of business generally provides protection against sovereign default or sovereign actions resulting in impairment of cross-border investments for banks and major corporations. It also provides protection on structured credit based transactions where lenders seek to mitigate some of the non-payment risk of their borrowers both public and private.

The professional line of business primarily consists of coverage for directors’ and officers’ liability, errors and omissions liability and employment practices liability.

Our liability line of business primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

The accident & health line of business primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative reinsurance to insurance companies on a worldwide basis.  Treaty reinsurance contracts are contractual arrangements that provide for automatic reinsurance of a type or category of risk underwritten by our clients. Contracts can be written on an excess of loss basis or a pro rata basis, also known as proportional. Facultative reinsurance provides for all or a portion of the insurance provided by a single policy and each policy reinsured is individually negotiated. The product lines in this segment are catastrophe, property, professional liability, credit and bond, motor liability, liability and other.

The catastrophe book provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril.  We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

The property line of business includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

The professional liability treaty reinsurance book covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

The credit and bond treaty reinsurance book consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

The motor liability reinsurance line of business provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

The liability reinsurance line of business provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

The other reinsurance line of business covers claims arising from aviation, engineering, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended			Year ended
		December 31,			December 31,
		2006	2005	Change	2006	2005	Change
HIGHLIGHTS	Gross premiums written	$714,006	$633,322	12.7%	$3,609,036	$3,393,885	6.3%
	Gross premiums written - Insurance	77.1%	74.6%	2.5%	57.4%	55.2%	2.2%
	Gross premiums written - Reinsurance	22.9%	25.4%	(2.5)%	42.6%	44.8%	(2.2)%
	Net premiums written	570,206	463,405	23.0%	2,989,179	2,658,989	12.4%

	Net premiums earned	$688,797	$686,866	0.3%	$2,694,270	$2,553,683	5.5%
	Net premiums earned - Insurance	48.2%	46.1%	2.1%	48.5%	47.1%	1.4%
	Net premiums earned - Reinsurance	51.8%	53.9%	(2.1)%	51.5%	52.9%	(1.4)%
	Net income available to common shareholders	$280,958	$233,492	20.3%	$925,765	$90,061	927.9%

	Reserve for losses and loss expenses	5,015,113	4,743,338	5.7%	5,015,113	4,743,338	5.7%
	Total shareholders’ equity	4,412,647	3,512,351	25.6%	4,412,647	3,512,351	25.6%

PER COMMON SHARE AND
COMMON SHARE DATA	Basic earnings per common share	$1.87	$1.61	16.1%	$6.18	$0.63	883.2%
	Diluted earnings per common share	$1.69	$1.47	15.4%	$5.63	$0.57	885.0%
	Weighted average common shares outstanding	150,006,396	144,750,783	3.6%	149,744,615	143,225,774	4.6%
	Diluted weighted average common shares outstanding	165,986,272	159,123,364	4.3%	164,394,048	157,523,952	4.4%
	Book value per common share	$26.09	$20.24	28.9%	$26.09	$20.24	28.9%
	Diluted book value per common share (as-if converted)[a]	$24.02	$19.19	25.1%	$24.02	$19.19	25.2%

FINANCIAL RATIOS	ROACE, net income available to common shareholders[b]	29.8%	33.2%	(3.4)%	26.7%	2.9%	23.8%
	Net loss and loss expense ratio	47.8%	50.8%	(3.0)%	52.9%	80.3%	(27.4)%
	Acquisition cost ratio	13.3%	14.0%	(0.7)%	14.4%	13.2%	1.2%
	General and administrative expense ratio	12.6	8.4%	4.2%	10.0%	8.3%	1.8%
	Combined ratio	73.7%	73.2%	0.5%	77.3%	101.8%	(24.5)%

INVESTMENT DATA	Total assets	$13,665,287	$11,925,976	14.6%	$13,665,287	$11,925,976	14.6%
	Total cash and investments[c]	$9,667,456	7,762,627	24.5%	9,667,456	7,762,627	24.5%

	Net investment income	123,082	78,938	55.9%	407,100	256,712	58.6%
	Investment income from other investments	23,936	6,314	279.1%	46,252	16,957	172.8%
	Realized investment losses	(3,274)	(10,915)	(70.0)%	(25,702)	(16,912)	52.0%
	Total return on invested assets[d]	1.4%	0.7%	0.7%	4.9%	2.5%	2.4%
	Annualized effective investment yield	5.4%	4.3%	1.1%	4.9%	4.0%	0.9%

[a]                This is a non-GAAP financial measure. See page 19 for a reconciliation of diluted book value per common share to book value per common share.

[b]                Percentages presented are annualized for the period where applicable.

[c]                 Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net payable for investments purchased.

[d]                In calculating total return, we include net investment income, net realized investment gains and losses and the change in unrealized gains and losses generated by our average investment portfolio.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$714,006	$734,910	$995,380	$1,164,740	$633,322
Premiums ceded	(143,800)	(128,997)	(174,648)	(172,412)	(169,917	)_
Net premiums written	570,206	605,913	820,732	992,328	463,405

Gross premiums earned	865,748	858,310	837,456	792,370	876,118
Ceded premiums amortized	(176,951	(165,530)	(158,357)	(158,776)	(189,252)
Net premiums earned	688,797	692,780	679,099	633,594	686,866
Other insurance related income	1,027	804	438	624	198
Total underwriting revenues	689,824	693,584	679,537	634,218	687,064

UNDERWRITING EXPENSES
Net losses and loss expenses	329,257	365,958	371,982	358,658	348,716
Acquisition costs	91,808	103,615	101,832	89,704	96,175
General and administrative expenses	71,128	48,303	46,374	43,769	39,968
Total underwriting expenses	492,193	517,876	520,188	492,131	484,859

UNDERWRITING INCOME	197,631	175,708	159,349	142,087	202,205

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	123,082	98,787	91,663	93,568	78,938
Net realized (losses) gains on investments	(3,274)	(1,722)	(9,777)	(10,929)	(10,915)
Interest expense	(8,315)	(8,239)	(8,315)	(8,085)	(8,191)
Total other operating revenue	111,493	88,826	73,571	74,554	59,832
OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	7,078	(2,738)	18,901	9,264	(1,719)
Corporate expenses[a]	(15,730)	(20,167)	(11,283)	(11,642)	(17,539)
Total other (expenses) revenue	(8,652)	(22,905)	7,618	(2,378)	(19,258)
INCOME BEFORE INCOME TAXES	300,472	241,629	240,538	214,263	242,779

Income tax expense	(10,302)	(6,181)	(7,912)	(9,447)	(4,908)
NET INCOME	$290,170	$235,448	$232,626	$204,816	$237,871
Preferred share dividends	(9,212)	(9,226)	(9,226)	(9,631)	(4,379)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$280,958	$226,222	$223,400	$195,185	$233,492
COMPREHENSIVE INCOME	$300,205	$347,354	$200,285	$148,376	$214,839

KEY RATIOS/PER COMMON SHARE DATA

Net loss and loss expense ratio	47.8%	52.8%	54.8%	56.6%	50.8%
Acquisition cost ratio	13.3%	15.0%	15.0%	14.2%	14.0%
General and administrative expense ratio[a]	12.6%	9.9%	8.5%	8.7%	8.4%
Combined ratio	73.7%	77.7%	78.3%	79.5%	73.2%

Weighted average basic shares outstanding	150,006,396	149,884,027	149,765,181	149,314,313	144,750,783
Weighted average diluted shares outstanding	165,986,272	164,700,926	163,325,459	163,554,990	159,123,364
Basic earnings per common share	$1.87	$1.51	$1.49	$1.31	$1.61
Diluted earnings per common share	$1.69	$1.37	$1.37	$1.19	$1.47
ROACE[b]	29.8%	26.0%	27.6%	25.4%	33.2%

[a]             Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b]             Percentages presented are annualized for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YTD

	Year ended December 31,
	2006	2005	2004
UNDERWRITING REVENUES
Gross premiums written	$3,609,036	$3,393,885	$3,012,311
Premiums ceded	(619,857)	(734,896)	(588,628)
Net premiums written	2,989,179	2,658,989	2,423,683

Gross premiums earned	3,353,884	3,278,266	2,510,847
Ceded premiums amortized	(659,614)	(724,583)	(482,450)
Net premiums earned	2,694,270	2,553,683	2,028,397
Other insurance related income (loss)	2,893	(5,085)	11,253
Total underwriting revenues	2,697,163	2,548,598	2,039,650

UNDERWRITING EXPENSES
Net losses and loss expenses	1,425,855	2,051,129	1,246,244
Acquisition costs	386,959	337,383	280,568
General and administrative expenses	209,574	166,113	148,196
Total underwriting expenses	2,022,388	2,554,625	1,675,008

UNDERWRITING INCOME (LOSS)	674,775	(6,027)	364,642

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	407,100	256,712	152,072
Net realized (losses) gains on investments	(25,702)	(16,912)	13,634
Interest expense	(32,954)	(32,447)	(5,285)
Total other operating revenue	348,444	207,353	160,421

OTHER REVENUE (EXPENSES)
Net foreign exchange gains (losses)	32,505	(54,090)	14,484
Corporate expenses [a]	(58,822)	(46,729)	(39,109)
Total other expenses	(26,317)	(100,819)	(24,625)

INCOME BEFORE INCOME TAXES	996,902	100,507	500,438

Income tax expense	(33,842)	(6,067)	(5,440)

NET INCOME	$963,060	$94,440	$494,998

Preferred share dividends	(37,295)	(4,379)	—-

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$925,765	$90,061	$494,998

COMPREHENSIVE INCOME	$996,220	$3,687	$482,749

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	52.9%	80.3%	61.4%
Acquisition cost ratio	14.4%	13.2%	13.8%
General and administrative expense ratio [a]	10.0%	8.3%	9.2%
Combined ratio	77.3%	101.8%	84.4%

Weighted average basic shares outstanding	149,744,615	143,225,774	152,553,677
Weighted average diluted shares outstanding	164,394,048	157,523,952	165,875,823

Basic earnings per share	$6.18	$0.63	$3.24
Diluted earnings per share	$5.63	$0.57	$2.98

ROACE [b]	26.7%	2.9%	16.3%

[a]  Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b]  Percentages presented are annualized for the period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2006			Year ended December 31, 2006
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$550,696	$163,310	$714,006	$2,070,467	$1,538,569	$3,609,036
Net premiums written	406,605	163,601	570,206	1,460,399	1,528,780	2,989,179

Gross premiums earned	507,546	358,202	865,748	1,955,967	1,397,917	3,353,884
Ceded premiums amortized	(175,771)	(1,180)	(176,951)	(650,207)	(9,407)	(659,614)
Net premiums earned	331,775	357,022	688,797	1,305,760	1,388,510	2,694,270
Other insurance related income	284	743	1,027	1,758	1,135	2,893
Total underwriting revenues	332,059	357,765	689,824	1,307,518	1,389,645	2,697,163

UNDERWRITING EXPENSES
Net losses and loss expenses	150,449	178,808	329,257	636,684	789,171	1,425,855
Acquisition costs	34,996	56,812	91,808	152,002	234,957	386,959
General and administrative expenses	51,847	19,281	71,128	155,916	53,658	209,574
Total underwriting expenses	237,292	254,901	492,193	944,602	1,077,786	2,022,388

UNDERWRITING INCOME	$94,767	$102,864	$197,631	$362,916	$311,859	$674,775

KEY RATIOS
Net loss and loss expense ratio	45.3%	50.1%	47.8%	48.8%	56.8%	52.9%
Acquisition cost ratio	10.5%	15.9%	13.3%	11.6%	16.9%	14.4%
General and administrative expense ratio	15.6%	5.4%	10.3%	11.9%	3.9%	7.8%
Corporate expense ratio			2.3%			2.2%
Combined ratio	71.4%	71.4%	73.7%	72.3%	77.6%	77.3%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Quarter ended					Year ended December 31,
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005	2006	2005
INSURANCE SEGMENT
Property	$170,273	$157,630	$210,026	$132,175	$133,861	$670,104	$569,810
Marine	24,960	34,786	62,407	66,118	21,053	188,271	171,011
Terrorism	19,751	18,454	27,214	16,420	21,109	81,839	87,473
Aviation & aerospace	33,639	15,384	25,175	39,194	53,995	113,392	181,969
Political risk	88,877	35,955	70,747	14,050	21,372	209,629	129,368
Professional lines	135,947	112,469	151,557	93,780	130,639	493,753	431,654
Casualty	71,652	65,381	77,488	65,080	77,685	279,601	285,194
Accident & health	5,597	13,057	4,991	10,233	12,489	33,878	18,538

TOTAL INSURANCE SEGMENT	$550,696	$453,116	$629,605	$437,050	$472,203	$2,070,467	$1,875,017

REINSURANCE SEGMENT
Catastrophe	$17,404	$100,759	$118,432	$227,501	$50,605	$464,096	$519,307
Property	79,096	53,933	103,953	101,580	42,008	338,562	390,727
Professional lines	48,214	49,431	83,348	93,442	55,906	274,435	232,259
Credit and bond	3,284	1,889	3,008	89,483	(638)	97,664	103,277
Motor	2,961	5,896	7,985	67,329	(1,434)	84,171	73,992
Liability	6,996	48,640	35,863	113,120	3,462	204,619	165,122
Other	5,355	21,246	13,186	35,235	11,210	75,022	34,184

TOTAL REINSURANCE SEGMENT	$163,310	$281,794	$365,775	$727,690	$161,119	$1,538,569	$1,518,868

TOTAL	$714,006	$734,910	$995,380	$1,164,740	$633,322	$3,609,036	$3,393,885

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA

	Quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$550,696	$453,116	$629,605	$437,050	$472,203
Net premiums written	406,605	323,618	455,026	275,150	320,128
Gross premiums earned	$507,546	$490,150	$479,769	$478,502	$485,952
Ceded premiums amortized	(175,771)	(162,449)	(156,198)	(155,789)	(169,333)
Net premiums earned	331,775	327,701	323,571	322,713	316,619
Other insurance related income	284	412	438	624	198
Total underwriting revenues	332,059	328,113	324,009	323,337	316,817

UNDERWRITING EXPENSES
Net losses and loss expenses	150,449	182,280	147,785	156,170	157,973
Acquisition costs	34,996	40,796	38,754	37,456	41,153
General and administrative expenses	51,847	36,141	34,873	33,055	28,376
Total underwriting expenses	237,292	259,217	221,412	226,681	227,502

UNDERWRITING INCOME	$94,767	$68,896	$102,597	$96,656	$89,315

KEY RATIOS
Net loss and loss expense ratio	45.3%	55.6%	45.7%	48.4%	49.9%
Acquisition cost ratio	10.5%	12.4%	12.0%	11.6%	13.0%
General and administrative expense ratio	15.6%	11.0%	10.8%	10.2%	9.0%
Combined ratio	71.4%	79.0%	68.5%	70.2%	71.9%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA

	Quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
UNDERWRITING REVENUES
Gross premiums written	$163,310	$281,794	$365,775	$727,690	$161,119
Net premiums written	163,601	282,295	365,706	717,178	143,277
Gross premiums earned	$358,202	$368,160	$357,687	$313,868	$390,166
Ceded premiums amortized	(1,180)	(3,081)	(2,159)	(2,987)	(19,919)
Net premiums earned	357,022	365,079	355,528	310,881	370,247
Other insurance related income	743	392	—	—	—
Total underwriting revenues	357,765	365,471	355,528	310,881	370,247

UNDERWRITING EXPENSES
Net losses and loss expenses	178,808	183,678	224,197	202,488	190,743
Acquisition costs	56,812	62,819	63,078	52,248	55,022
General and administrative expenses	19,281	12,162	11,501	10,714	11,592
Total underwriting expenses	254,901	258,659	298,776	265,450	257,357

UNDERWRITING INCOME	$102,864	$106,812	$56,752	$45,431	$112,890

KEY RATIOS
Net loss and loss expense ratio	50.1%	50.3%	63.1%	65.1%	51.5%
Acquisition cost ratio	15.9%	17.2%	17.7%	16.8%	14.9%
General and administrative expense ratio	5.4%	3.3%	3.2%	3.4%	3.1%
Combined ratio	71.4%	70.8%	84.0%	85.3%	69.5%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$6,532,723	$6,523,009	$6,009,431	$6,047,556	$6,012,425
Other investments, at fair value	1,130,664	714,381	627,721	543,866	409,504
Total investments	7,663,387	7,237,390	6,637,152	6,591,422	6,421,929
Cash and cash equivalents	1,989,287	1,640,914	1,615,448	1,511,619	1,280,990
Accrued interest receivable	76,967	65,235	68,381	58,602	59,784
Insurance and reinsurance premium balances receivable	1,125,822	1,233,125	1,409,988	1,316,318	1,026,975
Reinsurance recoverable balances	1,293,660	1,315,395	1,271,452	1,456,560	1,455,248
Reinsurance recoverable balances on paid losses	65,494	49,287	121,091	18,946	62,862
Deferred acquisition costs	251,799	272,110	290,627	266,566	196,388
Prepaid reinsurance premiums	241,821	274,972	309,881	295,215	281,579
Goodwill and intangible assets	29,041	34,543	35,500	36,056	37,013
Securities lending collateral	794,149	1,010,846	909,807	984,847	998,349
Other assets	133,860	120,385	129,723	119,504	104,859
TOTAL ASSETS	$13,665,287	$13,254,202	$12,799,050	$12,655,655	$11,925,976

LIABILITIES
Reserve for losses and loss expenses	$5,015,113	$4,995,074	$4,835,161	$4,813,516	$4,743,338
Unearned premiums	2,015,556	2,167,364	2,289,140	2,132,841	1,760,467
Insurance and reinsurance balances payable	294,374	287,445	333,547	311,933	314,232
Securities lending payable	791,744	1,006,806	904,974	982,499	995,287
Liability under repurchase agreement	400,000	—	—	—	—
Net payable for investments purchased	62,185	47,781	43,012	186,208	76
Other liabilities	174,524	109,656	75,393	84,357	101,179
Debt	499,144	499,127	499,100	499,073	499,046
TOTAL LIABILITIES	9,252,640	9,113,253	8,980,327	9,010,427	8,413,625

SHAREHOLDERS’ EQUITY
Series A preferred shares	125	125	125	125	125
Series B preferred shares	31	31	31	31	31
Common shares	1,875	1,875	1,873	1,872	1,861
Additional paid-in capital	2,429,250	2,423,013	2,413,410	2,405,448	2,386,200
Accumulated other comprehensive loss	(44,638)	(54,673)	(166,580)	(134,238)	(77,798)
Retained earnings	2,026,004	1,770,578	1,569,864	1,371,990	1,201,932
TOTAL SHAREHOLDERS’ EQUITY	4,412,647	4,140,949	3,818,723	3,645,228	3,512,351
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$13,665,287	$13,254,202	$12,799,050	$12,655,655	$11,925,976

Book value per common share	$26.09	$24.27	$22.15	$21.00	$20.24

Debt to total capitalization	10.2%	10.8%	11.6%	12.0%	12.4%

Debt plus preferred equity to total capitalization [a]	20.3%	21.5%	23.1%	24.1%	24.9%

[a]             Since December 31, 2005 total preferred equity is $500 million, of which $250 million represents series A preferred shares and $250 million represents series B preferred shares.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
As of December 31, 2006

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency securities	$1,190,700	$3,639	($16,428)	$1,177,911	12.3%
Non U.S. government securities	146,847	9,182	(2,771)	153,258	1.6%
Corporate debt securities	1,423,146	5,470	(10,063)	1,418,553	14.8%
Mortgage-backed securities	2,896,362	9,758	(37,542)	2,868,578	29.9%
Asset-backed securities	540,118	549	(2,317)	538,350	5.6%
Municipals	377,076	1,257	(2,260)	376,073	3.9%
Total Fixed Maturities	$6,574,249	$29,855	($71,381)	$6,532,723	68.1%
Cash, net of unsettled trades	811,295	—	—	811,295	8.5%
Total Invested Assets	$7,385,544	$29,855	($71,381)	$7,344,018	76.6%
Operating Cash Balances	1,115,807	—	—	1,115,807	11.6%
Total Cash and Fixed Maturities	$8,501,351	$29,855	($71,381)	$8,459,825	88.2%
Other Investments				1,130,664	11.8%
Total Cash and Investments				$9,590,489	100.0%

	Fair Value	Percentage
CREDIT QUALITY OF FIXED MATURITIES
AAA	$5,178,035	79.3%
AA	312,565	4.8%
A	480,502	7.3%
BBB	561,621	8.6%
Total	$6,532,723	100.0%

	Fair Value	Percentage
MATURITY PROFILE OF FIXED MATURITIES
Within one year	$524,190	8.0%
From one to five years	1,606,197	24.6%
From five to ten years	852,387	13.0%
Above ten years	143,021	2.2%
Asset-backed and mortgage-backed securities	3,406,928	52.2%
Total	$6,532,723	100.0%

	Cost	Fair Value	Percentage
OTHER INVESTMENTS
Collateralized loan obligations	$281,587	$263,621	23.3%
Short duration high yield fund	90,000	97,562	8.7%
Credit funds	142,375	156,337	13.8%
Life settlement contracts [a]	377,767	377,767	33.4%
Fund of hedge funds	215,000	235,377	20.8%
Total	$1,106,729	$1,130,664	100.0%

[a]             In December 2006, the Company invested in a longevity-linked note issued by a special purpose entity (SPE), which was funded by a repurchase agreement. Under FASB Interpretation No. 46, Consolidation of Variable Interest Entities, the Company consolidated the SPE resulting in a portfolio of life settlement contracts relating to this transaction.  The longevity-linked note was eliminated upon consolidation.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION

	Quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency securities	12.3%	14.7%	16.9%	18.6%	20.4%
Non U.S. government securities	1.6%	1.7%	1.7%	1.2%	1.8%
Corporate debt securities	14.8%	14.4%	15.3%	16.1%	15.8%
Mortgage-backed securities	29.9%	31.3%	29.7%	29.0%	31.6%
Asset-backed securities	5.6%	5.4%	4.6%	4.4%	3.8%
Municipals	3.9%	6.1%	4.5%	4.9%	4.6%
Mortgage derivatives	—	0.3%	0.5%	2.2%	—
Total Fixed Maturities	68.1%	73.9%	73.2%	76.4%	78.0%
Cash, net of unsettled trades	8.5%	3.8%	2.1%	1.7%	2.6%
Total Invested Assets	76.6%	77.7%	75.3%	78.1%	80.6%
Operating Cash Balances	11.6%	14.2%	17.1%	15.0%	14.1%
Total Cash and Fixed Maturities	88.2%	91.9%	92.4%	93.1%	94.7%
Other Investments	11.8%	8.1%	7.6%	6.9%	5.3%
Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	79.3%	77.6%	78.2%	78.2%	78.8%
AA	4.8%	4.6%	4.5%	3.3%	3.3%
A	7.3%	9.7%	8.8%	9.8%	8.9%
BBB	8.6%	8.1%	8.5%	8.7%	9.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	8.0%	5.7%	5.6%	6.5%	6.0%
From one to five years	24.6%	26.8%	30.7%	31.3%	31.3%
From five to ten years	13.0%	13.2%	13.5%	12.3%	14.8%
Above ten years	2.2%	4.3%	2.7%	3.3%	2.6%
Asset-backed and mortgage-backed securities	52.2%	50.0%	47.5%	46.6%	45.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES
Annualized effective yield	4.8%	4.8%	4.8%	5.1%	4.6%
Yield to maturity of invested assets	5.1%	5.1%	5.4%	5.1%	4.9%
Average duration of invested assets	3.0 yrs	3.1 yrs	3.3 yrs	3.2 yrs	3.0 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AAA	AAA

AXIS Capital Holdings Limited
INVESTMENT PERFORMANCE

						Year Ended
	Quarter ended					December 31,
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005	2006	2005

Aggregate AXIS Capital Invested Assets	1.21%	3.11%	0.29%	(0.08)%	0.60%	4.61%	2.33%
Composite Benchmark [a]	1.17%	3.17%	0.18%	(0.20)%	0.55%	4.35%	1.98%
	0.04%	(0.06)%	0.11%	0.12%	0.05%	0.26%	0.35%
Individual portfolios

Total return liquidity portfolio	1.18%	1.95%	0.88%	0.64%	0.81%	4.73%	2.18%
Merrill Lynch 1-3 year Treasury Index	0.98%	1.96%	0.64%	0.39%	0.69%	4.03%	1.67%
	0.20%	(0.01)%	0.24%	0.25%	0.12%	0.70%	0.51%

Total return intermediate duration portfolios	1.31%	3.33%	0.28%	(0.17)%	0.59%	4.82%	2.44%
Customized benchmark [b]	1.26%	3.42%	0.12%	(0.26)%	0.55%	4.57%	2.00%
	0.05%	(0.09)%	0.16%	0.09%	0.04%	0.25%	0.44%

Total return long duration portfolios	1.49%	3.88%	(0.02)%	(0.59)%	0.61%	4.78%	2.49%
Customized benchmark [b]	1.45%	3.81%	(0.08)%	(0.64)%	0.59%	4.55%	2.44%
	0.04%	0.07%	0.06%	0.05%	0.02%	0.23%	0.05%

Total return U.S. combined portfolios	1.07%	3.22%	0.08%	(0.06)%	0.60%	4.49%	2.08%
Customized benchmark [b]	1.13%	3.26%	0.15%	(0.18)%	0.52%	4.39%	1.92%
	(0.06)%	(0.04)%	(0.07)%	0.12%	0.08%	0.10%	0.16%

Total return Euro portfolio	0.22%	1.67%	(0.04)%	(0.59)%	0.36%	1.25%	3.07%
Merrill Lynch 1-7 year EMU Gov’t Index	0.01%	1.43%	0.10%	(0.76)%	0.37%	0.76%	2.78%
	0.21%	0.24%	(0.14)%	0.17%	(0.01)%	0.49%	0.29%

[a] The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.

[b] The benchmarks are customized to reflect the desired duration and composition of the portfolio.   Benchmarks may be adjusted frequently.

AXIS Capital Holdings Limited
Reinsurance Recoverable Analysis

	Quarter ended
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005

Reinsurance recoverable on paid
losses and loss expenses:
Insurance	46,442	27,065	85,473	52,934	49,869
Reinsurance	19,052	22,222	35,619	75,368	12,993
Total	$65,494	$49,287	$121,092	$128,302	$62,862

Reinsurance recoverable on unpaid
losses and loss expenses: OSLR
Insurance	661,211	677,279	703,357	784,470	839,345
Reinsurance	—	—	—	—	76,500
Total	$661,211	$677,279	$703,357	$784,470	$915,845

Reinsurance recoverable on unpaid
losses and loss expenses: IBNR
Insurance	647,022	635,202	565,697	561,712	540,781
Reinsurance	19,425	18,137	17,620	16,245	14,219
Total	$666,447	$653,339	$583,317	$577,957	$555,000

Provision against reinsurance
recoverables:
Insurance	(19,944)	(794)	(2,604)	(2,604)	(2,604)
Reinsurance	(14,054)	(14,429)	(12,619)	(12,619)	(12,993)
Total	($33,998)	($15,223)	($15,223)	($15,223)	($15,597)

Net reinsurance recoverables:
Insurance	1,334,731	1,338,752	1,351,923	1,396,512	1,427,391
Reinsurance	24,423	25,930	40,620	78,994	90,719
Total	$1,359,154	$1,364,682	$1,392,543	$1,475,506	$1,518,110

Net reinsurance recoverables
relating to Katrina, Rita and Wilma:	$465,775	$494,878	$594,599	$699,211	$807,420

AXIS Capital Holdings Limited
Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable	December 31, 2006
						Provision
			Gross		Provision	against Reinsurance	Gross
			Recoverable		against	Recoverable as %	Recoverable
	Gross		Net of		Reinsurance	of Gross Recoverable	Net of
Categories	Recoverable	Collateral	Collateral	% of Total	Recoverables	net of collateral	Provision
Top 10 reinsurers	$810,985	$(98,067)	$712,918	59.6%	$27,796	-3.9%	$783,189
Other reinsurers balances > $20 million	131,134	—	$131,134	11.0%	1,000	-0.8%	$130,134
Other reinsurers balances < $20 million	451,033	(98,512)	$352,521	29.5%	5,202	-1.5%	$445,831
Total	$1,393,152	$(196,579)	$1,196,573	100.0%	$33,998	-2.8%	$1,359,154

At December 31, 2006, 96.0% (2005: 96.5%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers	% of Total
Swiss Reinsurance America Corporation	12.8%
Transatlantic Reinsurance Co.	6.1%
Allianz Marine & Aviation Versicherungs	6.1%
Partner Reinsurance Co of US	5.7%
XL Reinsurance America Inc	5.6%
Montpelier Reinsurance Ltd.	5.4%
Hannover Rueckversicherung AG	4.9%
Lloyd’s of London	4.9%
GE Frankona Rueckversicherungs Aktiengesellschaft	3.6%
Berkley Insurance Company	3.1%
58.2%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2006			Year ended December 31, 2006
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$4,995,074	$(1,364,682)	$3,630,392	$4,743,338	$(1,518,110)	$3,225,228

Incurred	406,970	(77,713)	329,257	1,720,353	(294,498)	1,425,855

Paid	(400,130)	83,241	(316,889)	(1,472,159)	453,454	(1,018,705)

Foreign exchange loss	13,199	—	13,199	23,581	—	23,581

End of period [a]	$5,015,113	$(1,359,154)	$3,655,959	$5,015,113	$(1,359,154)	$3,655,959

Paid to incurred percentage	98.3%	107.1%	96.2%	85.6%	154.0%	71.4%

[a]             As at December 31, 2006, the gross reserve for losses and loss expenses included IBNR of $3,183.8 million, or 63.5%, of total gross reserves for loss and loss expenses. As at December 31, 2005, the comparable amount was $2,711.8 million, or 57.5%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2006			Year ended December 31, 2006
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$210,172	$189,958	$400,130	$827,191	$644,968	$1,472,159
Reinsurance recoveries received	(80,865)	(2,376)	(83,241)	(385,453)	(68,001)	(453,454)
Net losses paid	129,307	187,582	316,889	441,738	576,967	1,018,705

Change in:
Reported case reserves	(14,096)	(94,506)	(108,602)	(175,984)	(47,808)	(223,792)
IBNR	31,217	84,225	115,442	278,270	193,717	471,987
Reinsurance recoveries on unpaid loss and loss expense reserves	4,021	1,507	5,528	92,660	66,295	158,955

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$150,449	$178,808	$329,257	$636,684	$789,171	$1,425,855

Gross reserve for losses and loss expenses	$3,171,746	$1,843,367	$5,015,113	$3,171,746	$1,843,367	$5,015,113

Prior years favorable reserve development	$15,459	$18,971	$34,430	$167,532	$49,004	$216,536

Key Ratios

Net paid to net incurred percentage	85.9%	104.9%	96.2%	69.4%	73.1%	71.4%

Net paid losses / Net premiums earned	39.0%	52.5%	46.0%	33.8%	41.6%	37.9%
Change in net loss and loss expense reserves / Net premiums earned	6.3%	(2.4)%	1.8%	14.9%	15.2%	15.2%
Net loss and loss expense ratio	45.3%	50.1%	47.8%	48.8%	56.8%	53.0%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS INSURANCE

	Quarter ended					Year ended December 31,
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005	2006	2005

Gross losses paid	$210,172	$163,642	$263,846	$189,531	$212,597	$827,191	$539,267
Reinsurance recoveries received	(80,865)	(117,506)	(100,001)	(87,081)	(87,711)	(385,453)	(178,103)
Net losses paid	129,307	46,136	163,845	102,450	124,886	$441,738	361,164

Change in:
Reported case reserves	(14,096)	(30,212)	(84,982)	(46,694)	432,506	(175,984)	882,933
IBNR	31,217	153,183	24,336	69,534	(260,008)	278,270	521,719
Reinsurance recoveries on unpaid loss and loss expense reserves	4,021	13,173	44,586	30,880	(139,411)	92,660	(883,009)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$150,449	$182,280	$147,785	$156,170	$157,973	$636,684	$882,807

Gross reserve for losses and loss expenses	$3,171,746	$3,152,082	$3,028,932	$3,087,144	$3,064,141	$3,171,746	$3,064,141

Prior years favorable reserve development	$15,459	$27,940	$58,186	$65,947	$96,110	$167,532	$268,743

Key Ratios

Net paid to net incurred percentage	85.9%	25.3%	110.9%	65.6%	79.1%	69.4%	40.9%

Net paid losses / Net premiums earned	39.0%	14.1%	50.6%	31.7%	39.4%	33.8%	30.1%
Change in Net loss and loss expense reserves / Net premiums earned	6.3%	41.5%	-4.9%	16.7%	10.5%	14.9%	43.4%
Net loss and loss expense ratio	45.3%	55.6%	45.7%	48.4%	49.9%	48.7%	73.5%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS
REINSURANCE

	Quarter ended					Year ended December 31,
	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005	2006	2005

Gross losses paid	$189,958	$147,766	$155,835	$151,409	$172,745	$644,968	$317,177
Reinsurance recoveries received	(2,376)	(15,000)	(41,750)	(8,875)	—	(68,001)	(57,508)
Net losses paid	187,582	132,766	114,085	142,534	172,745	576,967	$259,669

Change in:
Reported case reserves	(94,506)	(23,293)	(21,107)	91,098	410,187	(47,808)	556,112
IBNR	84,225	59,517	92,842	(42,867)	(350,510)	193,717	368,427
Reinsurance recoveries on unpaid loss and loss expense reserves	1,507	14,688	38,377	11,723	(41,679)	66,295	(15,886)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$178,808	$183,678	$224,197	$202,488	$190,743	$789,171	$1,168,322

Reserve for losses and loss expenses	$1,843,367	$1,842,992	$1,806,229	$1,726,372	$1,679,197	$1,843,367	$1,679,197

Prior years favorable (adverse) reserve development	$18,971	$28,626	$6,284	$(4,877)	$50,366	$49,004	$114,253

Key Ratios
Net paid to net incurred percentage	104.9%	72.3%	50.9%	70.4%	90.6%	73.1%	22.2%

Net paid losses / Net premiums earned	52.5%	36.4%	32.1%	45.8%	46.7%	41.6%	19.2%
Change in Net loss and loss expense reserves / Net premiums earned	(2.4)%	13.9%	31.0%	19.3%	4.9%	15.2%	67.2%
Net loss and loss expense ratio	50.1%	50.3%	63.1%	65.1%	51.5%	56.8%	86.4%

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended		Year ended
	December 31,		December 31,
	2006	2005	2006	2005

Net income available to common shareholders	$280,958	$233,492	$925,765	$90,061

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding	150,006,396	144,750,783	149,744,615	143,225,774

Dilutive share equivalents:
Warrants	12,479,009	11,283,750	11,725,375	10,938,896
Options	2,240,023	2,036,292	2,015,634	2,052,545
Restricted stock	1,260,844	1,052,539	908,424	1,306,737
Diluted weighted average common shares outstanding	165,986,272	159,123,364	164,394,048	157,523,952

EARNINGS PER COMMON SHARE
Basic	$1.87	$1.61	$6.18	$0.63
Diluted	$1.69	$1.47	$5.63	$0.57

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATION
DILUTED BOOK VALUE PER COMMON SHARE - AS-IF CONVERTED METHOD

	As at December 31,
	2006	2005

AS-IF CONVERTED METHOD [a]

Shareholders’ equity	$4,412,647	$3,512,351
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	3,912,647	3,012,351

Basic common shares outstanding	149,982,139	148,830,691
Book value per common share	$26.09	$20.24

Diluted book value on an “as if converted basis”
Common shareholders’ equity	$3,912,647	$3,012,351
add in:
proceeds on exercise of options	94,811	117,808
proceeds on exercise of warrants	244,363	244,812

Adjusted shareholders’ equity	4,251,821	3,374,971

As if converted diluted shares outstanding
Common shares outstanding	149,982,139	148,830,691
add in:
exercise of warrants [b]	19,644,253	19,650,509
exercise of options [c]	5,146,984	6,174,464
vested phantom stock units	45,805	38,068
vesting of restricted stock	2,228,500	1,172,550

Diluted common shares outstanding	177,047,681	175,866,282

Diluted book value per common share	$24.02	$19.19

Diluted book value, excluding accumulated other comprehensive loss

As if converted common shareholders’ equity	$4,251,821	$3,374,971
Add: accumulated other comprehensive loss	44,638	77,798
As if converted shareholders’ equity excluding accumulated other comprehensive loss	$4,296,459	$3,452,769

Diluted common shares outstanding	177,047,681	175,866,282
Diluted book value excluding accumulated other comprehensive loss — “as if converted method”	$24.27	$19.63

[a]  This method assumes that proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]  The weighted average exercise price per share at December 31, 2006 and 2005 was $12.44 and $12.46 respectively.

[c]  The weighted average exercise price per share at December 31, 2006 and 2005 was $18.42 and $19.08 respectively.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD

	As at December 31,
	2006	2005
TREASURY STOCK METHOD [a]
Closing price per share	$33.37	$31.28
Shareholders’ equity	$4,412,647	$3,512,351
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	$3,912,647	$3,012,351

Basic common shares outstanding	149,982,139	148,830,691

Book value per common share	$26.09	$20.24

Diluted book value on an “treasury stock method”
Common shareholders’ equity	$3,912,647	$3,012,351

Basic common shares outstanding	149,982,139	148,830,691
add in:
warrants outstanding [b]	19,644,253	19,650,509
options outstanding [c]	5,146,984	6,174,464
restricted stock outstanding	2,228,500	1,172,550
phantom stock units	45,805	38,068

less:
warrants bought back via treasury method	(7,322,827)	(7,826,455)
options bought back via treasurey method	(2,841,192)	(3,766,241)

Diluted common shares outstanding	166,883,662	164,273,586
Diluted book value per common share	$23.45	$18.34

Diluted book value, excluding accumulated other comprehensive loss

Common shareholders’ equity	3,912,647	3,012,351
Add: accumulated other comprehensive loss	44,638	77,798
Shareholders’ equity excluding accumulated other comprehensive loss	3,957,285	3,090,149

Diluted shares outstanding - “treasury stock method”	166,883,662	164,273,586
Diluted book value excluding other accumulated comprehensive loss - “treasury stock method”	$23.71	$18.81

[a]             This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase the Company’s common shares at the closing market price.  Unvested restricted stock is also added to determine the diluted common shares outstanding.

[b]             The weighted average exercise price per share at December 31, 2006 and 2005 was $12.44 and $12.46 respectively.

[c]             The weighted average exercise price per share at December 31, 2006 and 2005 was $18.42 and $19.08 respectively.

AXIS Capital Holdings Limited
Information related to Hurricanes Katrina, Rita and Wilma (“KRW”)

			Total
	Insurance	Reinsurance	Company
For the year ended December 31, 2005

KRW Gross loss and loss expenses	1,149,000	690,000	1,839,000

KRW Net loss and loss expenses	405,627	613,500	1,019,127

Reinstatement premiums earned	—	(88,030)	(88,030)
Ceded reinstatement premiums amortized	98,656	8,901	107,557
Net reinstatement premiums earned	98,656	(79,129)	19,527

For the quarter ended December 31, 2005

Reinstatement premiums earned	—	(29,344)	(29,344)
Ceded reinstatement premiums amortized	5,174	4,401	9,575
Net reinstatement premiums earned	5,174	(24,943)	(19,769)

For the year ended December 31, 2006

KRW Gross loss and loss expenses	16,000	50,000	66,000

KRW Net loss and loss expenses	51,000	54,000	105,000

AXIS Capital Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

This investor financial supplement includes the presentation of dilutive book value per common share.  This item is a “non-GAAP financial measure” as defined in Regulation G.  The reconciliation of diluted book value per common share to basic book value per common share  in accordance with Regulation G is included  on page 19.  Management has included this non-GAAP financial measure because it takes into account the effect of dilutive securities, and, therefore, we believe that this is a better measure of calculating shareholder returns than book value per share.